EXHIBIT 99.2


                         Monsanto and Pharmacia & Upjohn

                               Creating a Leading
                             Pharmaceutical Company
                              with Top-Tier Growth
                                    Prospects

Transaction Highlights

Financial Structure:        o  Stock-for-stock merger of equals transaction

Exchange Ratio:             o  1.19 Monsanto shares for each P&U share

Board Membership:           o  50% Monsanto / 50% P&U

Headquarters:               o  Corporate and
                               Pharma headquarters, Peapack, NJ
                            o  Agricultural headquarters, St. Louis, MO

Stock Exchange Listings:    o  New York, Stockholm

Accounting / Tax:           o  Pooling of interests, tax free to shareholders

Expected Closing:           o  Second Quarter 2000

Agriculture IPO:            o  Public offering of up to 20% as soon
                                 as practicable

Board and Management

Board of Directors            50 / 50
  Chairman (Non-Executive)    Robert Shapiro

CEO and President             Fred Hassan
Senior EVP                    Richard De Schutter
EVP and CFO                   Christopher Coughlin
Chief Scientific Officer      Philip Needleman, Ph.D.
CEO Agricultural Business     Hendrik Verfaillie

Financial Highlights

Combined Revenue Preliminary 1999 Est.

[Bar chart with dollars in billions on verticle axis, "Total", "Pharma" and "AG" on horizontal axis. Total is $17 Bn, Pharma is $11.8Bn (22% growth, footnote 1) and Ag is $5.2 Bn (23% growth, footnote 2)]



   Combined Market
   Capitalization -
        $50Bn+


      Employees -
        60,000


1 Adjusted for divestments
2 Including acquisitions

[Triange in center of page with text "Creating the Growth Engine".]


Combination Creates High Growth Pharmaceutical Company

Superior R&D Platform
o  Robust Phase III pipeline
o  Enhanced discovery
o  World-class development capability
o  $2 Billion+ R&D investment

Global Leadership in Sales and Marketing o Leading sales presence in U.S. and other key markets o Ability to execute global launches o Demonstrated launch capabilities with Celebrex,
   Xalatan, Detrol

Top-Tier Growth
o  High growth potential of current products
o Freshness Index: more than one-third of sales generated from new products
o  Strong near term pipeline
o  Minimal patent exposure
o $600 Million in cost synergies drives earnings and value creation

Strong Growth Platform

                                               1999 Est.
                                               Revenue
Product           Indication                    ($000)        % Growth
-------------------------------------------------------------------------
Celebrex          Arthritis and Cancer          $1,400         + + +
                  Prevention
-------------------------------------------------------------------------
Xalatan           Glaucoma                      $500           50%+
-------------------------------------------------------------------------
Detrol            Overactive Bladder            $300           200%+
-------------------------------------------------------------------------
Zyvox             Anti-infective                Filed
-------------------------------------------------------------------------
Valdecoxib        Arthritis / Pain               III
-------------------------------------------------------------------------
Parecoxib         Hospital Analgesia             III
-------------------------------------------------------------------------
Eplerenone        Hypertension /                 III
                  Congestive Heart Failure
-------------------------------------------------------------------------
Oncology          Broad product and             $800+
franchise         technology platform
-------------------------------------------------------------------------


Source: Securities research estimates

COX-2 Platform Provides Exciting Growth Prospects

o  Celebrex: Most successful new product launch in history

   o  $1.4 billion 1999E sales

   o  $6 billion NSAID market expected to double in the next few years

   o  Unique strategic partnerships enhance growth

o COX-2 platform provides robust growth through additional blockbuster opportunities

   o  valdecoxib and parecoxib pain and arthritis indications

   o  Cancer prevention

   o  OTC applications

Strong Patent Position and Low Exposure to Patent Expiration

   Patent Expiration
------------------------
  Zyvox          2014

  Celebrex       2013

  Detrol         2012

  Xalatan        2011

  Camptosar      2007


Percentage Sales at Risk of Product
Patent Expiration (1999 - 2003)
Compared to Total 1998 Pharma Sales

[Bar chart with numbers (0-60) on horizontal axis and the following companies on the horizontal axis:

Astra / Zeneca

Merck

Eli Lilly

Schering Plough

SB

Pfizer

Roche

Bristol Myers

Newco]




                                                                  Source IMS:SMR

Leading Sales and Marketing Force

Number of Sales Representatives (1998)

[Bars appear after name indicating relative size of Rx Sales Force in descending order.]

U.S. Rx Sales Force

           Pfizer

            J & J

            Merck

              BMS

   Glaxo Wellcome

            NewCo        3,800

          Aventis

              AHP

         Novartis



Key Western European Markets
    Rx Sales Force (1)

          Aventis

            Roche

            Glaxo

            NewCo        2,500

            Merck

           Pfizer

              SKB

         Novartis


     Notes: (1) U.K., Germany, France, Italy
     Source: Strategic Reports, Analyst Estimates

Pharmaceutical Combination Drives Top- Line Synergies

Benefiting from larger sales forces

o  Celebrex

o  Detrol

o  Vestra

o  Zyvox

o  Hospital and Oncology products

Attractive in-licensing/ co-promotion partner

Global Critical Mass With Strong U.S. Presence

1999E Pharmaceutical Geographic Presence

              Searle                                        P&U
------------------------------------        ------------------------------------
[Pie Chart here: North America 74%;         [Pie Chart here: North America 42%;
Europe 18%; Latin America 4%;               Europe 36%; Latin America 5%;
Japan 2%; and Other 2%]                     Japan 11%; and Other 6%]



                                    Pro Forma
                        ------------------------------------
                       [Pie Chart here: North America 56%;
                          Europe 78%; Latin America 4%;
                             Japan 8%; and Other 4%]


Source: Company estimates                                 1999 Estimated Revenue

Leading Pharmaceutical Research Platform

o  Research & Development investment of $2Bn+

o  Core R&D areas:

   o  Arthritis / Inflammation

   o  Oncology

   o  Infectious Disease

   o  Cardiovascular

   o  Central Nervous System

   o  Metabolic Diseases

Attractive Combined Near-Term Product Pipeline

                                                        ____  Searle
                                                        ____  P&U

Estimated Launch Dates
--------------------------------------------------------------------------------

          1999 - 2000E                                 2001E- 2002E
----------------------------------         -------------------------------------
Celebrex - Pain / Inflammation             Parecoxib - Acute Pain
Zyvox - Infectious Disease                 Valdecoxib - Second Generation COX-2
Vestra - Depression                        Eplerenone - Congestive Heart Failure
Aromasin - Advanced Breast Cancer          and Hypertension
Pegvisomant - Acromegaly                   Tifacogin - Sepsis
                                           Leridistim - Oncology
                                           TPO - Oncology
                                           SnEt2 - Macular Degeneration
                                           Almotriptan - Migraine

                 -----------------------------------------------
                    Total Potential Peak Sales   $8Bn - $10Bn
                 -----------------------------------------------

Combined Depth of Pharmaceutical Pipeline

                                     --------------------------

                                                22
------------   ---------  ---------- ----------- -------------- -----------
Pre-Clinical    Phase I    Phase II   Phade III       Pre          Total
    IND                                           Registration   Compounds
------------   ---------  ---------- ----------- -------------- -----------

    15             6          13         15            7            56

                                     --------------------------


                            Breakout by Disease Area
                            ------------------------

                             o  Oncology: 23
                             o  Cardiovascular / Metabolic: 8
                             o  CNS: 5
                             o  Pain / Arthritis: 3
                             o  Infectious Diseases: 2
                             o  Asthma: 2
                             o  Women's Health: 2
                             o  Other: 11

Robust Pharmaceutical Sales Growth Driven by New Products

     Mid to high teens revenue growth

[Chart here: Years 1998 - 2002 on horixontal axis and "Base (Note 1), Growth Products, COX-2 and Pipeline on vertical axis.]


                                              1 Includes royalties & other

Cost Synergies

[Pie Chart here: Administrative and Corporate - 31%,
Sales and marketing - 20%, Manufacturing and
Distribution (COGS) - 16% and Research and
Development - 33%.]


           Highlights
----------------------------------
o $600M of annual cost
  synergies to increase earnings
  and drive value creation

o Majority implemented over
  three years

o Expected cost of restructuring
  is $500M - $800M

Strong Pharmaceutical Growth Momentum

Chart here: 1995E with arrow labeled "Earnings" to 2004E.]



                Key Pharma Highlights
---------------------------------------------------------
o  Industry leading growth rate
o  Gross Margin: 80% and growing
o More than $2Bn R&D spending achieves competitive scale o Strong industry patent position o Synergies drive value creation o Continuous profit margin improvement approximately
   1% per year

Post-Merger Integration

Rapid assimilation while preserving growth momentum

Highlighting the Ag Business Through An IPO

o  Managed as an autonomous business

   o  Focused strategy

   o  Separate Board of Directors

   o  Entrepreneurial leadership with aligned incentives

o  Facilitates tracking of pharmaceutical and agricultural performance

o  High growth opportunity with a strong capital structure

o  IPO to be undertaken as soon as practical

Highlighting an Autonomous Ag Subsidiary

o  Strongly growing revenue and earnings while major competitors are declining

   o  Roundup is the industry leader with $2.5Bn in sales

   o  Sustained volume growth of 18 - 20% per annum over the past five years

   o  Strong profit growth in ex-US markets (post- patent expiration)

o  Leading seed positions enable technology delivery

o  Technological leader in biotechnology and genomics

Integrated Agricultural Strategy Drives Strong Performance

[Chart here: triangle with "Seeds/Biotech", "Downstream Rennesen/Animal AG" and "Ag Chem" in vertices, "R&D Engine" in center of triangle.]

o  Deliver short-term and long-term value

o  Rapid market share gains in key technologies

o  Mid-teens compounded annual increase in operating earnings

o  Unique integrated capabilities in place

Strong Ag Performance With Growth Opportunity


[Chart here: 1999E with arrow labeled "Earnings" to 2004E.]


           Key Ag Highlights
-----------------------------------------
o  1999 expected sales over $5 billion

o  EBITDA margins in the mid-20% range
   generates strong sustainable cash flow

o  R&D expenditures of $600 million
   fuel pipeline upside

NewCo Will Achieve Top-Tier Financial Goals

  Key Financial Goals
  ------------------------------------------------------------------------------

   o  Sustainable double- digit revenue growth

   o  Net Income growth to exceed 20% per year

   o  Strong financial position driven by debt reduction programs

      o  IPO proceeds

      o  Divestment of Monsanto Nutrition and Consumer businesses

NewCo Delivers . . .

o  Powerful new product pipeline

o  Sustainable revenue growth

o  Significant margin expansion

o  Strong earnings growth

                         Monsanto and Pharmacia & Upjohn

                               Creating a Leading
                             Pharmaceutical Company
                              with Top-Tier Growth
                                    Prospects

Forward- Looking Information

Certain statements contained in this presentation, such as statements concerning the combined company's anticipated financial or product performance, its pipeline, plans for growth and other factors that could affect future operations or financial position, and other non-historical facts, are "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). Such statements often include the words "believes," "expects," "anticipates," "intends," "plans," "estimates," or similar expressions. Since these statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the ability to attain estimated expense savings, the ability to continue to successfully market existing products, which may be adversely impacted by the introduction of competitive products; the combined company's ability to integrate the two businesses and other prior mergers and acquisitions; the combined company's ability to successfully develop and market new products, the ability to expand the market for existing products; the ability to fund research and development activities; the ability to get to market ahead of competition; the success of the combined company's research and development activities and the speed with which regulatory authorizations and product rollouts may be achieved; the ability to successfully negotiate pricing of pharmaceutical products with managed care groups, health care organizations and government agencies worldwide; fluctuations in currency exchange rates; the effects of the combined company's accounting policies and general changes in generally accepted accounting practices; the combined company's exposure to product liability lawsuits and contingencies related to actual or alleged environmental contamination; the combined company's exposure to antitrust lawsuits; the combined company's success in litigation involving its intellectual property; social, legal and political developments, especially those relating to health care reform and product liabilities; general economic and business conditions; the combined company's ability to attract and retain management and other employees; the combined company's ability to compensate for anticipated generic competition for Roundup(R) herbicide after the expiration of its patent in the U.S.; governmental and public acceptance of agbiotech products, the effect of seasonal conditions and of current commodity prices on agricultural markets; and other risk factors detailed in Monsanto's and Pharmacia & Upjohn's respective Securities and Exchange Commission filings, including their respective Proxy Statements and Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

                                       26